UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2023

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-53912	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included under Item 8.01 below with respect to the resignation of Horst Schulze is incorporated by reference into this Item 5.02.

Item 8.01 Other Events.

Following the previous filing for Silver Star Properties REIT, Inc. (the “Company”) on Form 8-K, dated February 13, 2023, we would like to report the following significant developments:

1.The Executive Committee, after receiving support from certain major shareholders, has made notable progress towards the plan developed by Mark Torok and the Executive Committee, to reposition the Company’s assets into the self-storage asset class to maximize shareholder value (the “New Direction Plans”). The repositioning process is ongoing but has been temporarily suspended for strategic reasons, pending the completion of other matters referenced herein.

2.The Company is presently engaged in negotiations between the Executive Committee and Mark Torok for an employment agreement with the Company for a period of three years under terms and conditions being discussed. The Executive Committee is asking for Mark Torok to be all in and restrict his outside involvement. Compensation plans are being considered in the form of Operating Partnership Units for the Executive Committee with advice from the Company’s compensation consultant. A similar plan is being considered for Mark Torok. Other key top executives will be considered for long term incentive plans.

3.Additionally, the Company is currently in discussions with Allen Hartman and Hartman vREIT XXI, Inc. regarding the complete separation of the Company from Hartman vREIT XXI, Inc. in a form acceptable to management and the Executive Committee.

4.As contemplated, Horst Schulze has tendered his resignation as director effective July 1, 2023.

Thereafter, the Company will provide its shareholders with an update and schedule a quarterly call to present its New Direction Plans. The Company plans to keep its shareholders informed as to its progress toward the New Direction Plans through regular communication via scheduled webinars.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)
Date: March 7, 2023	By:	/s/ Michael Racusin
Michael Racusin
General Counsel and Corporate Secretary